                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                     VOXEL
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                      VOXEL

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              FRIDAY, MAY 29, 1998


TO THE SHAREHOLDERS OF VOXEL:

        You are cordially invited to attend the Annual Meeting of Shareholders of Voxel (the "Company"), which will be held at the Company's offices, 26081 Merit Circle, Suite 117, Laguna Hills, California 92653, on Friday, May 29, 1998 at 9:00 a.m. Pacific time, to consider and act upon the following matters:

        (1) Election of Directors. To elect a Board of four (4) Directors. The persons nominated, Dr. Wolfe and Messrs. Dishlip, Dreyfous, and Holliman, are described in the attached Proxy Statement.

        (2) Ratification of Auditors. To ratify the appointment of Ernst & Young LLP as independent public accountants for the Company for the year ended December 31, 1998.

        (3) Amendment of Stock Option Plan. To amend the Company's 1992 Stock Plan to increase the number of shares of common stock available for grant from a total of 563,616 to 1,063,616 shares.

        (4) Other Business. To consider and act upon any other business matters as may properly come before the meeting or any postponements or adjournments thereof.

        Only shareholders of record at the close of business on April 3, 1998 will be entitled to vote at the Annual Meeting or any adjournments thereof.

        This Proxy Statement and the accompanying Proxy were mailed to shareholders by American Stock Transfer and Trust Company, commencing on or about April 24, 1998. The executive offices of the Company are located at 26081 Merit Circle, Suite 117, Laguna Hills, California 92653.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ARE CORDIALLY INVITED TO ATTEND AND YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN PERSON.



                                        By Order of the Board of Directors,



                                        STEPHEN J. HART
                                        ------------------------------------
                                        Stephen J. Hart, Secretary


Laguna Hills, California
April 3, 1998

                                TABLE OF CONTENTS


Proxies....................................................................1

Voting Securities..........................................................1

Security Ownership of Certain Beneficial Owners and Management.............1

Election of Directors......................................................3

Directors and Executive Officers...........................................5

Executive Compensation.....................................................6

Amendment of Stock Option Plan............................................10

Additional Information....................................................10

Appendix A - Voxel 1992 Stock Plan.......................................A-1

                                      VOXEL

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 1998


                                     PROXIES

        The enclosed Proxy is solicited by and on behalf of the management and Board of Directors of Voxel, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders and at any adjournments thereof (the "Annual Meeting") to be held at the Company's offices, 26081 Merit Circle, Suite 117, Laguna Hills, California 92653, on May 29, 1998 at 9:00 a.m. Pacific time. A Proxy for the Annual Meeting is enclosed, by means of which you may direct your vote as to each of the proposals described in this Proxy Statement. This Proxy Statement, the accompanying Proxy, and the Company's 1997 Annual Report to Shareholders were first mailed to shareholders on or about April 24, 1998.

        All Proxies which are properly completed, signed, and returned prior to the Annual Meeting, and which have not been revoked, will be voted. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at the Company's executive offices in Laguna Hills, California, a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.


                                VOTING SECURITIES

        April 3, 1998 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, the Company had outstanding 8,447,015 shares of common stock, no par value per share (the "Common Stock"), the only outstanding voting securities of the Company. The record holders of validly issued and outstanding shares of Common Stock are entitled to one vote per share on all matters to be voted on at the Annual Meeting, except that in the election of directors all shareholders shall be entitled to cumulate votes for a candidate or candidates whose names have been placed in nomination, if one or more shareholders have given notice at the Annual Meeting, prior to voting, of the intention to vote cumulatively. Cumulative voting is not available to shareholders voting by proxy. If the shareholders are entitled to cumulate their votes, they may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled or may distribute his or her votes on the same principle among as many candidates as the shareholder sees fit.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information concerning Common Stock ownership of (i) all persons known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each current director and nominee for director of the Company, (iii) each of the Company's executive officers named in the Summary Compensation Table under the caption "Executive Compensation" below, and (iv) all executive officers, directors and nominees for director of the Company as a group, as of April 3, 1998. Except as otherwise indicated, based on information furnished by the beneficial owners of the Common Stock listed below, the Company believes that such owners have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                       Amount and
                                                       Beneficial         Percentage
        Name and Address                               Ownership           of Class
        ----------------                               -----------        ----------
Travelers Group Inc.(1)                                 1,132,740            13.4%
    338 Greenwich Street
    New York, NY 10013

Shaw Venture Partners IV, L.P.                            565,438             6.7%
    400 Southwest Sixth Avenue, Suite 1100
    Portland, OR 97204

Allan M. Wolfe, M.D.(2)                                   657,363             7.8%
    Voxel
    26081 Merit Circle, Suite 117
    Laguna Hills, CA 92653

John M. Holliman, III(3)                                  355,737             4.2%
    Valley Ventures, L.P.
    6617 N. Scottsdale Rd., Suite 104
    Scottsdale, AZ 85250

James C. Dreyfous(4)                                      340,092             4.0%
    Utah Ventures
    419 Wakara Way
    Salt Lake City, UT 84108

Alan S. Dishlip(5)                                         12,001             *
    First Portland Corporation
    7145 Southwest Varns Street
    Portland, OR 97223

All executive officers, directors  and
    nominees for director
    as a group (9 persons)(6)                           1,343,266            15.9%

------------------
 *      Less than one percent.


(1) Represents 430,326 shares of Common Stock held by The Travelers Insurance Company and 702,414 shares of Common Stock held by The Travelers Indemnity Company, which together comprise a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) Includes (i) 83,917 shares of Common Stock, (ii) 253,355 shares of Common Stock subject to options exercisable as of April 3, 1998 or within 60 days thereafter, and (iii) 320,091 shares of Common Stock held of record by Utah Ventures. Dr. Wolfe is a general partner of the general partner of Utah Ventures. Dr. Wolfe disclaims beneficial ownership of the shares of Common Stock held of record by Utah Ventures.

(3) Includes 343,736 shares of Common Stock held of record by Valley Ventures, L.P. and 12,001 shares of Common Stock subject to options exercisable as of April 3, 1998 or within 60 days thereafter. Mr. Holliman is a general partner of the general partner of Valley Ventures, L.P. Mr. Holliman disclaims beneficial ownership of the shares of Common Stock held of record by Valley Ventures, L.P.

(4) Includes (i) 320,091 shares of Common Stock held of record by Utah Ventures, (ii) 3,000 shares of Common Stock held of record by trusts for the benefit of Mr. Dreyfous' children, of which he is a co-trustee,
        (iii) 12,001 shares of Common Stock subject to options exercisable as of April 3, 1998 or within 60 days thereafter, and (iv) 5,000 shares held by Mr. Dreyfous. Mr. Dreyfous is a general partner of the general partner of Utah Ventures. Mr. Dreyfous disclaims beneficial ownership of the shares of Common Stock held of record by Utah Ventures and by the trusts for the benefit of his children.

(5) Includes 12,001 shares of Common Stock subject to options exercisable as of April 3, 1998 or within 60 days thereafter.

(6) Includes (i) with respect to Dr. Wolfe and Messrs. Holliman, Dreyfous, and Dishlip, the shares of Common Stock identified in footnotes (2),
        (3), (4), and (5) as held by such person or subject to options exercisable by such person as of April 3, 1998 or within 60 days thereafter, (ii) with respect to the executive officers other than Dr. Wolfe, a total of 298,164 shares of Common Stock held by such persons or subject to options exercisable by such persons as of April 3, 1998 or within 60 days thereafter, and (iii) the shares of Common Stock held of record by Valley Ventures, L.P., Utah Ventures, and the trusts for the benefit of Mr. Dreyfous' children.


                              ELECTION OF DIRECTORS

        The four (4) persons named below have been nominated by management for election as directors to serve until the Annual Meeting to be held in 1999 and until their respective successors are elected and qualified. Each of the nominees has previously served as a director of the Company. The authorized number of directors is five (5). The current directors are continuing to use their best efforts to identify an individual to serve as the fifth director to fill the vacancy on the Company's Board of Directors.

        Unless otherwise instructed, the enclosed Proxy will be voted for election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable or declines to serve.

    NAME OF NOMINEE                 AGE            DIRECTOR SINCE
    ---------------                 ---            --------------
Allan M. Wolfe, M.D. (1)             60                 1988
Alan S. Dishlip (1) (2)              46                 1990
James C. Dreyfous (1) (2)            43                 1991
John M. Holliman, III (2)            44                 1993

(1)     Member of the Compensation Committee

(2)     Member of the Audit Committee

        Allan M. Wolfe, M.D. has been President, Chief Executive Officer, and a director of the Company since he co-founded the Company in April 1988. Since March 1995, Dr. Wolfe has also been Chairman of the Company. From 1983 to 1988, Dr. Wolfe was a general partner (and co-founder) of the Life Science Ventures division of Hambrecht & Quist Venture Partners. From 1980 to 1983, Dr. Wolfe was a consultant offering management, strategic, and technical expertise to several companies in the life science industry, including American Hospital Supply Corporation,

Alza Corporation, and W.R. Grace & Co. From 1975 to 1980, Dr. Wolfe was a Vice President at McGaw Laboratories, a division of American Hospital Supply Corporation, with responsibility for research and development and strategic and operational planning. Dr. Wolfe holds an M.D. from N.Y.U. School of Medicine and was Chief Resident in Medicine at State University of New York, Downstate Medical Center. Dr. Wolfe has also been a general partner of the general partner of Utah Ventures (since 1988) and Utah Ventures II (since 1997), and a Special Limited Partner of Crosspoint Venture Partners (since 1989), all of which entities are venture capital funds.

        Alan S. Dishlip has served as a director of the Company since 1990. Mr. Dishlip is a general partner of the general partner of Utah Ventures II, a venture capital firm. From February 1995 to August 1997, Mr. Dishlip was Senior Vice President of First Portland Corporation, an equipment leasing enterprise. Prior to joining First Portland in February 1995, Mr. Dishlip was a limited partner of Shaw Venture Partners since 1983 and a general partner of Shaw Venture Partners II since 1987. Both Shaw entities are venture capital funds.

        James C. Dreyfous has served as a director of the Company since 1991. For the past 13 years, Mr. Dreyfous has served in various capacities for Utah Ventures. Currently, he serves as Managing General Partner of the general partner of Utah Ventures and Utah Ventures II, both of which are venture capital funds.

        John M. Holliman, III has served as a director of the Company since 1993, and previously from April 1990 through July 1991. Mr. Holliman has been a general partner of the general partner of Valley Ventures, L.P. (and its predecessor, Arizona Growth Partners, L.P.), a Phoenix-based venture capital investment partnership, since February 1993. From 1985 to February 1993, Mr. Holliman served in various capacities, lastly as Senior Managing Director, of Valley National Investors, Inc., the venture capital subsidiary of Valley National Bank of Arizona. Mr. Holliman is also a director of Pilgrim America Capital Corporation, a financial services company, OrthoLogic Corporation, a medical device company, and DenAmerica Corporation, a restaurant management company.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

        During 1997, the Company's Board of Directors met a total of seven times. Standing committees of the Board currently include a Compensation Committee and an Audit Committee. The Company does not have a Nominating Committee or a committee performing a similar function. Attendance at board and committee meetings was 100%.

        Dr. Wolfe and Messrs. Dishlip and Dreyfous are presently members of the Compensation Committee. The Compensation Committee did not meet during fiscal year 1997. The purpose of the Compensation Committee is to review and set the compensation, including salary and bonuses, for the Company's Chief Executive Officer and, at its discretion, certain other officers of the Company.

        Messrs. Dishlip, Dreyfous, and Holliman are members of the Audit Committee. The Audit Committee met once during fiscal year 1997. The Audit Committee reviews auditing issues of the Company, including the Company's choice of independent public accounting firms and the scope of the annual audit, and makes recommendations to the Board of Directors. This committee also has the responsibility to review proposed changes in major accounting policies and to report to the Board on issues affecting the integrity of published financial reports and other financial related matters.

                        DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of the Company are:

        NAME                 AGE    POSITION
        ----                 ---    --------
Allan M. Wolfe, M.D.         60     Chief Executive Officer, President, Chairman of
                                    the Board and Director
Robert W. Littlewood         63     Senior Vice President--Sales and Marketing
Murray E. Rudin              35     Chief Financial Officer and Director of
                                    Business Development
Cynthia B. Perz              41     Vice President of Engineering
Stephen J. Hart              37     Director of Research and Development and
                                    Secretary
Michael N. Dalton            38     Director of Technical Business Development
Alan S. Dishlip              46     Director
James C. Dreyfous            43     Director
John M. Holliman, III        44     Director


        Each of the Company's directors has been elected or appointed to serve until the next annual meeting of shareholders. There are no arrangements or understandings between any director and any other person pursuant to which any person was elected or nominated as a director. The Company's executive officers serve at the discretion of the Board of Directors. See "Executive Compensation--Employment Agreements."

        Set forth below are brief descriptions of the business experience of Messrs. Littlewood and Rudin, Ms. Perz, and Messrs. Hart and Dalton, who do not serve as directors of the Company. For information concerning the business experience of Dr. Wolfe and Messrs. Dishlip, Dreyfous, and Holliman, see "Election of Directors" above.

        Robert W. Littlewood has been Senior Vice President--Sales and Marketing of the Company since October 1996. From 1983 to September 1996, Mr. Littlewood was a principal of The Strategy Resource Group, where he developed business and marketing plans, organized and trained sales forces, and instituted management systems for a variety of clients. From 1982 to 1983, Mr. Littlewood served as an Executive Vice President for Caremark Inc., where he was responsible for sales, operations, marketing and strategic planning. Mr. Littlewood has held key management positions with both Arthur Young & Co. and General Electric. Mr. Littlewood holds a B.S. degree in mechanical engineering from the University of Massachusetts.

        Murray E. Rudin has been Chief Financial Officer and Director of Business Development of the Company since June 1994, and Director of Finance and Business Development of the Company from January 1993 to June 1994. From 1990 to December 1992, Mr. Rudin was a principal of Valley National Investors, Inc., the venture capital subsidiary of Valley National Bank of Arizona, where he was engaged in investment origination, evaluation, structuring, and monitoring. From 1986 to 1990, Mr. Rudin was a corporate attorney with the firm of Riordan & McKinzie in Los Angeles and Costa Mesa, California, with a practice emphasizing private and public securities transactions. Mr. Rudin holds a J.D. degree from Harvard Law School and a B.S. degree in electrical engineering from the University of Rochester.

        Cynthia B. Perz has been Vice President of Engineering of the Company since October, 1996, Director of Software Engineering from August 1995 to September 1996, and Software Manager from May 1993 to July 1995. From 1991 to April 1993, Ms. Perz was a Senior Systems Engineer at CR Technology, a designer and manufacturer of systems for machine vision and computer-aided inspection. Ms. Perz also has over a decade of experience in the aerospace industry, focusing on systems engineering and project management. Her aerospace experience includes work with Hughes Corporation, Rockwell Corporation, and Aerojet ElectroSystems. Ms. Perz holds a M.S. degree in electrical engineering from the University of Southern California with a specialization in signal processing and a B.S. degree in electrical engineering from California Polytechnic Institute, Pomona.

        Stephen J. Hart has been Director of Research and Development of the Company since he co-founded the Company in April 1988 and Secretary of the Company since June 1992. From 1985 to 1988, Mr. Hart performed research in astrophysics and applied optics at Imperial College of Science and Technology, University of London. In 1984 and 1985, Mr. Hart was (i) a project leader at Icon Holographics Limited in London and (ii) a co-founder of Holoplex Systems, a United Kingdom company which acquired the intellectual property of Icon Holographics and is now an inactive subsidiary of Voxel. From 1981 to 1984, Mr. Hart performed graduate work in astrophysics at Imperial College of Science and Technology. Mr. Hart received a B.Sc. degree in Physics and Astronomy from Queen Mary College, University of London.

        Michael N. Dalton has been Director of Technical Business Development of the Company since July 1995 and, prior to that date, was Director of Computing since co-founding the Company in April 1988. From 1986 to 1988, Mr. Dalton was a research associate in the Department of Photogrammetry at University College, London developing software for analysis and synthesis of terrain imagery from satellite data. From 1985 to 1986, Mr. Dalton was a software designer for Virgin Computer Graphics in London. In 1984 and 1985, Mr. Dalton was (i) computer systems manager at Icon Holographics Limited where he was involved in developing certain of the technology on which the Voxbox was based and (ii) a co-founder of Holoplex Systems. From 1981 to 1984, Mr. Dalton performed graduate work in interplanetary atmospheric physics at Imperial College of Science and Technology, University of London. Mr. Dalton received a B.Sc. degree in Physics from Queen Mary College, University of London.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The table below sets forth information regarding compensation paid by the Company during each of the Company's last three fiscal years to each executive officer of the Company (the "Named Officers") who received salary and bonus payments in excess of $100,000 during the year ended December 31, 1997.

                                                                   LONG TERM COMPENSATION
                                                                   ----------------------
                                                                           AWARDS(1)
                                                ANNUAL COMPENSATION ---------------------
                                                ------------------  SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION                     YEAR     SALARY($)        OPTIONS(#)
---------------------------                     ----     ---------  ---------------------
Allan M. Wolfe, M.D.                            1997     $175,000             --
President and Chief Executive Officer           1996      175,000             --
                                                1995      175,000             --

Robert W. Littlewood                            1997     $149,500             --
Senior Vice President - Sales & Marketing       1996       24,000             --
                                                1995           --             --

(1) The Company has no stock appreciation rights plan, restricted stock awards or long-term incentive plan.


            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

        The table below sets forth information regarding (i) the exercise of Common Stock options by the Named Officers during the fiscal year ended December 31, 1997, (ii) the number of unexercised options held by the Named Officers as of December 31, 1997, and (iii) the value as of December 31, 1997 of unexercised in-the-money options held by the Named Officers.

                                                             NUMBER OF
                                                            SECURITIES             VALUE OF
                                                            UNDERLYING            UNEXERCISED
                                                            UNEXERCISED          IN-THE-MONEY
                                                              OPTIONS               OPTIONS
                                                             AT FISCAL             AT FISCAL
                                                           YEAR-END (#)          YEAR-END ($)
                           ACQUIRED ON      VALUE          EXERCISABLE/          EXERCISABLE/
       NAME                EXERCISE(#)   REALIZED($)       UNEXERCISABLE       UNEXERCISABLE(1)
       ----                -----------   -----------       -------------       ----------------
Allan M. Wolfe, M.D.            0             $0             253,355/0            1,149,335/0
Robert W. Littlewood            0             $0           23,228/19,048         21,102/27,239


(1) Value per share is determined based on the spread between the option exercise price per share and the closing bid price for Common Stock as of December 31, 1997.

Director Compensation

        Pursuant to separate option agreements, the Company has granted to each of the non-employee directors (Messrs. Dishlip, Dreyfous, and Holliman) an option to acquire 3,239 shares of Common Stock. With respect to Messrs. Dishlip and Dreyfous, the option agreements are dated as of October 29, 1992 and provide for an exercise price of $0.51 per share. Mr. Holliman's agreement is dated as of March 17, 1994 and provides for an exercise price of $1.03 per share.

        As of January 12, 1995, the Company granted to each of the non-employee directors an option to acquire 5,000 shares of Common Stock. Each of such option grants was made pursuant to a separate option agreement as of that date and each grant provided for an exercise price of $5.31 per share. As of January 25, 1996, the Company granted to each of the non-employee directors an option to acquire 3,761 shares of Common Stock. Each of such option grants was made pursuant to a separate option agreement as of that date and each grant provided for an exercise price of $2.625 per share.

        All of the option agreements with directors referenced above in this section provide that one-half of the options awarded thereby vest as of the date of the respective agreement and the remaining options vest as of the one year anniversary thereof.

        Except as described above, the Company's directors do not receive fees for their services as directors but are reimbursed for expenses incurred by them in connection with attendance at Board meetings.

EMPLOYMENT AGREEMENTS

        In June 1994, the Company and Dr. Wolfe entered into an employment agreement which expired in 1997. During the term of the employment agreement and for three years after its termination, Dr. Wolfe has agreed not to participate in any business engaged in the development, manufacturing, or marketing of volumetric image display systems for radiologic applications or holographic imaging systems. Although not a party to an employment agreement with the Company, Mr. Hart has agreed to a similar non-competition provision for the duration of his employment by Voxel and three years thereafter.

        The Company enters into confidentiality agreements with its full-time employees (including its executive officers) that prohibit disclosure of confidential information to anyone outside of the Company both during and subsequent to employment. Such agreements also require disclosure to the Company of ideas, discoveries, and inventions relating to or resulting from the employee's work for the Company and assignment to the Company of all proprietary rights to such ideas, discoveries, or inventions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Prior to February 1994, the Company did not have any compensation committee or other committee of its Board of Directors performing equivalent functions. In February 1994, the Board of Directors created a Compensation Committee consisting of Dr. Wolfe (the Company's President and CEO) and Messrs. Dishlip and Dreyfous. Dr. Wolfe's 1994 employment agreement was considered and approved by the Board of Directors, in which consideration and approval process neither Dr. Wolfe nor Mr. Dreyfous participated or voted.

        Dr. Wolfe and Mr. Dreyfous are general partners of the general partner of both Utah Ventures, a shareholder of the Company, and Utah Ventures II. Mr. Dishlip is a general partner of the general partner of Utah Ventures II. Dr. Wolfe and Mr. Dreyfous each participate in the determination of the other's compensation for services to Utah Ventures in the following manner. Dr. Wolfe, Mr. Dreyfous, and a third individual not affiliated with Voxel comprise the Management Committee of Utah Ventures. Compensation of Management Committee members is determined by a unanimous vote of the Management Committee, with the member whose compensation is being determined not voting. Dr. Wolfe and Messrs. Dreyfous and Dishlip participate in the determination of each other's compensation for services to Utah Ventures II through deliberation and mutual agreement, without participation by the person whose compensation is being determined.

STOCK OPTION PLANS

        The Company's 1992 Stock Plan (the "1992 Plan") was adopted by the Board of Directors in 1992 and approved by the Company's shareholders in 1993 to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors, and consultants of the Company, and to promote the success of the Company's business. Options granted under the 1992 Plan may be either incentive stock options as defined in Section 422A of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, at the discretion of the Board. The Company has reserved 563,616 shares of Common Stock for issuance under the 1992 Plan. As of December 31, 1997, options to purchase an aggregate of 541,921 shares were outstanding under the 1992 Plan at a weighted average exercise price of $2.10, of which options to purchase an aggregate of 441,416 shares were immediately exercisable at a weighted average exercise price of $1.64.

        The Company's 1994 Executive Stock Option Plan (the "1994 Plan") was adopted by the Board of Directors and approved by the Company's shareholders in 1994 for the same purposes as the 1992 Plan. Option recipients under the 1994 Plan are limited to executive officers of the Company. Options granted under the 1994 Plan may be either incentive stock options as defined in Section 422A of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, at the discretion of the Board, and in either case may contain performance-based vesting criteria. The Company has reserved 310,961 shares of Common Stock for issuance under the 1994 Plan. As of December 31, 1997, options to purchase an aggregate of 117,500 shares were outstanding at a weighted average exercise price of $3.04, 62,931 of which were immediately exercisable at a weighted average exercise price of $2.77.

        Both plans may be administered by the Board of Directors or a committee of the Board, which committee is required to be constituted to comply with
Section 16(b) of the Exchange Act and applicable laws. Both plans are currently administered by the Board. The entity administering each plan has the power to determine the terms of any options granted thereunder, including the exercise price, the number of shares subject to the option, and the exercisability thereof. Options granted under either plan are generally not transferable, and each option is exercisable during the lifetime of the optionee only by such optionee. The exercise price of all incentive stock options granted under either plan must be at least equal to the fair market value of the shares of Common Stock on the date of grant, and non-qualified stock options granted under the 1992 Plan must have an exercise price of at least 85% of the fair market value of the shares of Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any stock option granted under the 1992 Plan and any incentive stock option granted under the 1994 Plan must equal at least 110% of the fair market value on the grant date and the maximum term of any option granted under either plan must not exceed five years. The term of all other options granted under either plan may not exceed ten years. The specific terms of each option grant are approved by the Board of Directors and are reflected in a written stock option agreement.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

        The Company's Articles of Incorporation (i) eliminate the liability of the directors of the Company for monetary damages to the fullest extent permitted by California law and (ii) authorize the Company to indemnify its officers and directors to the fullest extent permitted by California law. The Company has entered into indemnification agreements with its directors and executive officers. Such agreements provide broad indemnification against expenses (including legal fees, judgments, and Company-approved settlements) incurred in connection with any civil or criminal action which arises from the performance of duties for the Company. The agreements also provide that the Company will indemnify such persons to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the agreement, the Company's Articles of Incorporation, the Company's Bylaws or statute. The indemnification agreements apply to any action taken by the indemnitee while serving as an officer or director of the Company, whether occurring before or after the date of the agreement. The agreements do not provide indemnification for any acts or omissions from which a director may not be relieved of liability under the California Corporations Code.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

KEY MAN INSURANCE

        The Company is the sole beneficiary of a $1 million term life insurance policy covering Mr. Hart.

                         AMENDMENT OF STOCK OPTION PLAN

PROPOSAL TO APPROVE AMENDMENT TO THE COMPANY'S 1992 STOCK PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN

        On August 26, 1997, the Board of Directors of the Company unanimously adopted a resolution recommending that the number of shares of Common Stock available for grant under the Company's 1992 Plan be increased from a total of 563,616 to 1,063,616.

        The 1992 Plan was adopted to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors, and consultants of the Company, and to promote the success of the Company's business. Current information regarding the terms of the 1992 Plan and grants made thereunder is provided under the caption "Executive Compensation - Stock Option Plans" above. A complete copy of the 1992 Plan, as proposed to be amended, is contained in Appendix A below.

        The number of shares underlying options outstanding under the 1992 Plan is approaching the maximum number of shares available for grant under that plan. In order for the Company to continue to be able to use the 1992 Plan for its intended purposes, by granting additional options, the number of shares available under the plan must be increased. The Board has carefully considered the Company's long term staffing needs, as well as the importance of equity incentives in recruiting and retaining talented personnel, in determining the magnitude of the proposed increase in available shares under the 1992 Plan. Accordingly, the Board of Directors recommends a vote for Proposal No. 3.


                             ADDITIONAL INFORMATION

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership of Company securities and changes in such ownership with the SEC and the National Association of Securities Dealers, Inc. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received or written representations from Reporting Persons, the Company believes that with respect to the fiscal year ended December 31, 1997 all Reporting Persons complied with all applicable filing requirements except that Mr. Rudin and Ms. Perz, executive officers, each filed a report of a single transaction late.

PROXY EXPENSES

        The entire cost of preparing, assembling, printing, and mailing this Proxy Statement and the enclosed form of Proxy, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

1997 ANNUAL REPORT TO SHAREHOLDERS

        The 1997 Annual Report to Shareholders of the Company, which report includes financial statements for the fiscal years ended December 31, 1996 and 1997, is being sent to shareholders concurrently with the mailing of this Proxy Statement. The Annual Report to Shareholders is not to be considered as part of the proxy solicitation material.

SHAREHOLDER PROPOSALS

        It is presently anticipated that the 1999 Annual Meeting of Shareholders will be held in May 1999. Shareholders desiring to exercise their rights under the proxy rules of the SEC to submit proposals for consideration by the shareholders at the 1999 Annual Meeting are advised that their proposals must be received by the Company no later than 120 days prior to the 1999 Annual Meeting in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

INDEPENDENT PUBLIC ACCOUNTANTS

        For the past three years, the Company has engaged Ernst & Young LLP as its independent public accountants to perform the annual audit of the Company's financial statements. Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1998. The Board of Directors recommends that shareholders vote for Proposal 2. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions and, if he or she so desires, to comment on the Company's financial statements.

OTHER MATTERS

        The Board of Directors is not aware of any business which may be properly presented for action at the Annual Meeting and which is required to be disclosed in this Proxy Statement except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying Proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, including such matters incident to the conduct of the meeting and any shareholder proposal omitted from the Proxy Statement and Proxy pursuant to the Proxy rules of the SEC, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.



                                        By Order of the Board of Directors,



                                        STEPHEN J. HART
                                        -------------------------------------
Laguna Hills, California                Stephen J. Hart, Secretary
April 3, 1998

                        APPENDIX A: VOXEL 1992 STOCK PLAN


        1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

           (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

           (b) "Board" means the Board of Directors of the Company.

           (c) "Code" means the Internal Revenue Code of 1986, as amended.

           (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

           (e) "Common Stock" means the Common Stock of the Company.

           (f) "Company" means Voxel, a California corporation.

           (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

           (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

           (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

           (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market

Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

           (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

           (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

           (n) "Option" means a stock option granted pursuant to the Plan.

           (o) "Optioned Stock" means the Common Stock subject to an Option.

           (p) "Optionee" means an Employee or Consultant who receives an Option.

           (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

           (r) "Plan" means this 1992 Stock Plan.

           (s) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

           (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

           (u) "Stock Purchase Right" means a right to purchase Common Stock pursuant to the Plan or the right to receive a bonus of Common Stock for past services.

           (v) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,063,616 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        4. Administration of the Plan.

           (a) Procedure.

               (i) Administration With Respect to Directors and Officers. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

           (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation of any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

           (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

        5. Eligibility.

           (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

           (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

           (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

           (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

        7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option or a Nonstatutory Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. Option Exercise Price and Consideration.

           (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                              (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                              (A) granted to a person who, at the time of the
grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                              (B) granted to any person, the per Share exercise
price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

           (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation law).

        9. Exercise of Option.

           (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time of not less than thirty (30) days as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

           (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

           (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

           (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11. Stock Purchase Rights.

            (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

            (b) Repurchase Option. Unless the Administrator determines otherwise, the stock purchase agreement or stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

            (c) Other Provisions. The stock purchase agreement or stock bonus agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of stock purchase agreements or stock bonus agreements need not be the same with respect to each purchaser.

            (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

            (a) the election must be made on or prior to the applicable Tax
Date;

            (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made;

            (c) all elections shall be subject to the consent or disapproval of the Administrator; and

            (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

        13. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume such Option or to substitute an equivalent option, the Board shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice to the extent that Optionee was entitled to exercise it upon the expiration of such period, and, to the extent that Optionee was not entitled to exercise such Option upon the expiration of such period, or if Optionee does not exercise such Option to the extent so entitled within such period, the Option shall terminate.

        14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        15. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

        19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

        20. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                     VOXEL

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 29, 1998


     The undersigned hereby appoints Allan M. Wolfe and Murray E. Rudin as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of VOXEL (the "Company") held of record by the undersigned on April 3, 1998, at the Annual Meeting of Stockholders to be held on May 29, 1998 or any adjournment thereof.

                       (PLEASE SIGN ON THE REVERSE SIDE)

A  [X]  Please mark your
        votes as in this
        example.


                            WITHHOLD AUTHORITY
                         to vote for all nominees
                             listed at right.
1. ELECTION        FOR                               Nominees: Allan M. Wolfe
   OF              [ ]             [ ]                         Alan S. Dishlip
   DIRECTORS                                                   James C. Dreyfous
                                                               John M. Holliman
   FOR all nominees listed (except as
   marked to the contrary below)

   ----------------------------------


                                                    FOR    AGAINST   ABSTAIN
2. Proposal to ratify the selection of Ernst &      [ ]      [ ]       [ ]
   Young LLP to serve as the Company's
   independent accountants for fiscal 1998.

3. Proposal to amend the Company's 1992 Stock       [ ]      [ ]       [ ]
   Option Plan to increase the number of
   shares of common stock available for grant from a total of 563,616 to 1,063,616 shares.

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
   DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED.
   IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE
   VOTED FOR THE FOUR NOMINEES FOR ELECTION AND FOR
   PROPOSALS 2 AND 3.


SIGNATURES:                                     DATE:
           ----------------------------------        -----------------

NOTE: Please sign as name or names appear on stock certificates (as indicated hereon).